                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                            CALLON PETROLEUM COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



                DELAWARE                                 64-0844345
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

         200 NORTH CANAL STREET
          NATCHEZ, MISSISSIPPI                             39120
(Address of Principal Executive Offices)                 (Zip Code)



         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box.                          [X]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to
General Instruction A.(d), check the following box.                          [ ]

         Securities Act registration statement file number to which this form relates: 333-87945.

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                      Name of Each Exchange on Which
        to be so Registered                      Each Class is to be Registered
        -------------------                      ------------------------------
SENIOR SUBORDINATED NOTES DUE 2005                  NEW YORK STOCK EXCHANGE


Securities to be registered under Section 12(g) of the Act:

                                      NONE
                                (Title of class)


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ITEM 1. DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Senior Subordinated Notes due 2005 ("Notes") of the Registrant is set forth under the caption "Prospectus Supplement Summary" and "Description of the Notes" in the Registrant's Prospectus Supplement, filed pursuant to Rule 424(b)(2) on October 24, 2000, to the Registrant's Registration Statement on Form S-3, filed with the Securities and Exchange Commission on September 28, 1999 (File No. 333-87945), which is incorporated herein by reference.

ITEM 2. EXHIBITS.

   EXHIBIT
   NUMBER                      DESCRIPTION
   -------                     -----------
        4                      Instruments defining the rights of security holders, including indentures

        4.1                    Certificate of Incorporation of the Company, as amended (incorporated by reference from Exhibit 3.1 of the Company's Registration Statement on Form S-4, filed August 4,
                               1994, Reg. No. 33-82408)

        4.2                    Certificate of Merger of Callon Consolidated Partners, L.P. with and into the Company dated September 16, 1994 (incorporated by reference from Exhibit 3.2 of the Company's
                               Report on Form 10-K for the fiscal year ended December 31, 1994.

        4.3                    Bylaws of the Company (incorporated by reference from Exhibit 3.2 of the Company's
                               Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

        4.4                    Specimen Stock Certificate (incorporated by reference from Exhibit 4.1 of the Company's
                               Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

        4.5                    Specimen Preferred Stock Certificate (incorporated by reference from Exhibit 4.2 of the Company's Registration Statement on Form S-1, filed November 13, 1995, Reg. No.
                               33-96700)

        4.6                    Designation for Series A Preferred Stock (incorporated by reference from Exhibit 4.3 of the Company's Registration Statement on Form S-1, filed November 13, 1995, Reg.
                               No. 33-96700)

        4.7                    Rights Agreement between the Company and American Stock Transfer & Trust Company, as
                               Rights Agent, dated March 30, 2000 (incorporated by reference from Exhibit 1 of the
                               Company's Form 8-A, filed April 6, 2000)

        4.8                    Indenture for Convertible Debentures (incorporated by reference form Exhibit 4.4 of the Company's Registration Statement on Form S-1, filed November 13, 1995,
                               Reg. No. 33-96700)

        4.9                    Certificate of Correction on Designation of Series A Preferred Stock (incorporated by reference from Exhibit 4.4 of the Company's Registration Statement on Form S-1, filed
                               November 22, 1996, Reg. No. 333-15501)

        4.10                   Form of Note Indenture for the Company's 10% Senior Subordinated Notes due 2001
                               (incorporated by reference from Exhibit 4.6 of the Company's Registration Statement on Form S-1, filed November 22, 1996, Reg. No. 333-15501)

      EXHIBIT
      NUMBER                   DESCRIPTION
      -------                  -----------
        4.11                   Form of Note Indenture for the Company's 10.25% Senior Subordinated Notes due 2004
                               (incorporated by reference from Exhibit 4.10 of the Company's Registration Statement on Form S-2, filed June 25, 1999, Reg. No. 333-80579)

        4.12                   Form of Subordinated Indenture for the Company

        4.13                   Form of Supplemental Indenture for the Company's 11% Senior Subordinated Notes due
                               2005

                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: October 25, 2000                CALLON PETROLEUM COMPANY


                                       By:   /s/ JAMES O. BASSI
                                             -----------------------------------
                                             James O. Bassi
                                             Vice President and Controller

                                INDEX TO EXHIBITS

      EXHIBIT
      NUMBER                   DESCRIPTION
      -------                  -----------
        4                      Instruments defining the rights of security holders, including indentures

        4.1                    Certificate of Incorporation of the Company, as amended (incorporated by reference from Exhibit 3.1 of the Company's Registration Statement on Form S-4, filed August 4,
                               1994, Reg. No. 33-82408)

        4.2                    Certificate of Merger of Callon Consolidated Partners, L.P. with and into the Company dated September 16, 1994 (incorporated by reference from Exhibit 3.2 of the Company's
                               Report on Form 10-K for the fiscal year ended December 31, 1994.

        4.3                    Bylaws of the Company (incorporated by reference from Exhibit 3.2 of the Company's
                               Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

        4.4                    Specimen Stock Certificate (incorporated by reference from Exhibit 4.1 of the Company's
                               Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

        4.5                    Specimen Preferred Stock Certificate (incorporated by reference from Exhibit 4.2 of the Company's Registration Statement on Form S-1, filed November 13, 1995, Reg. No.
                               33-96700)

        4.6                    Designation for Series A Preferred Stock (incorporated by reference from Exhibit 4.3 of the Company's Registration Statement on Form S-1, filed November 13, 1995, Reg.
                               No. 33-96700)

        4.7                    Rights Agreement between the Company and American Stock Transfer & Trust Company, as
                               Rights Agent, dated March 30, 2000 (incorporated by reference from Exhibit 1 of the
                               Company's Form 8-A, filed April 6, 2000)

        4.8                    Indenture for Convertible Debentures (incorporated by reference form Exhibit 4.4 of the Company's Registration Statement on Form S-1, filed November 13, 1995,
                               Reg. No. 33-96700)

        4.9                    Certificate of Correction on Designation of Series A Preferred Stock (incorporated by reference from Exhibit 4.4 of the Company's Registration Statement on Form S-1, filed
                               November 22, 1996, Reg. No. 333-15501)

        4.10                   Form of Note Indenture for the Company's 10% Senior Subordinated Notes due 2001
                               (incorporated by reference from Exhibit 4.6 of the Company's Registration Statement on Form S-1, filed November 22, 1996, Reg. No. 333-15501)

        4.11                   Form of Note Indenture for the Company's 10.25% Senior Subordinated Notes due 2004
                               (incorporated by reference from Exhibit 4.10 of the Company's Registration Statement on Form S-2, filed June 25, 1999, Reg. No. 333-80579)

        4.12                   Form of Subordinated Indenture for the Company

        4.13                   Form of Supplemental Indenture for the Company's 11% Senior Subordinated Notes due
                               2005